UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 26, 2017
COLUMBIA BANKING SYSTEM, INC.
(Exact name of registrant as specified in its charter)

Washington	0-20288	91-1422237
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 A Street Tacoma, WA		98402
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (253) 305-1900
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Items to be Included in this Report

Item 2.02 Results of Operations and Financial Condition
On October 26, 2017, Columbia Banking System, Inc. issued a press release reporting its financial results for the quarter ended September 30, 2017. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.
Item 8.01 Other Events
On October 26, 2017, Columbia Banking System, Inc. issued a press release reporting its financial results for the quarter ended September 30, 2017.
Item 9.01 Financial Statements and Exhibits
(d) The following exhibit is being furnished herewith:
99.1 Press Release dated October 26, 2017 reporting the financial results of Columbia Banking System, Inc. for the quarter ended September 30, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA BANKING SYSTEM, INC.

Date:	October 26, 2017	/s/ HADLEY S. ROBBINS
Hadley S. Robbins
President and Chief Executive Officer

EXHIBIT INDEX
99.1 Press Release dated October 26, 2017 reporting the financial results of Columbia Banking System, Inc. for the quarter ended September 30, 2017